UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2015

ARGOS THERAPEUTICS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35443	56-2110007
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4233 Technology Drive Durham, North Carolina 27704
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (919) 287-6300

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

Argos Therapeutics, Inc. (the “Company”) held its Annual Meeting of Stockholders on June 17, 2015. The following is a summary of the matters voted on at that meeting.

a)	The stockholders of the Company elected Brian J. Underdown, Ph.D., Sander van Deventer, M.D., Ph.D. and Alexey Vinogradov, Ph.D. as class I directors, each for a three-year term expiring at the annual meeting of stockholders to be held in 2018, or until his successor has been duly elected and qualified. The results of the stockholders’ vote with respect to the election of class I directors were as follows:

Name	Votes For	Votes Withheld	Broker Non- Votes

Brian J. Underdown, Ph.D.	13,642,145	782,905	1,398,955
Sander van Deventer, M.D., Ph.D.	13,706,395	718,355	1,399,255
Alexey Vinogradov, Ph.D.	13,705,819	718,931	1,399,255

b)	The stockholders of the Company ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. The results of the stockholders’ vote with respect to the ratification of such appointment were as follows:

For	Against	Abstain	Broker Non-Votes
15,808,394	6,924	8,387	300

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARGOS THERAPEUTICS, INC.

Date: June 22, 2015	By:	/s/ Lori R. Harrelson
Lori R. Harrelson Vice President of Finance